Exhibit 10.1

Execution Version

AMENDMENT NO. 4 TO CREDIT AGREEMENT, CONSENT AND JOINDER AGREEMENT

THIS AMENDMENT, CONSENT AND JOINDER AGREEMENT dated as of July 18, 2016 (this “Agreement”) is entered into among DIODES INCORPORATED, a Delaware corporation (the “Domestic Borrower”), DIODES INTERNATIONAL B.V., a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands, having its statutory seat in Amsterdam, the Netherlands and registered with the trade register of the Chambers of Commerce in the Netherlands under number 34274981 (the “Foreign Borrower” and together with the Domestic Borrower, the “Borrowers” and each, individually, a “Borrower”), certain Subsidiaries of the Domestic Borrower identified on the signature pages hereto as guarantors (the “Subsidiary Guarantors”), DIODES HOLDING B.V., a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands, having its statutory seat in Amsterdam, the Netherlands and registered with the trade register of the Chambers of Commerce in the Netherlands under number 65823060 (“Dutch NewCo”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

The Borrowers, Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of January 8, 2013 (as amended by Amendment No. 1 to Credit Agreement and Limited Waiver dated as of November 1, 2013, Amendment No. 2 to Credit Agreement and Amendment No. 1 to Collateral Agreement dated as of June 19, 2015, and Amendment No. 3 to Credit Agreement, Incremental Term Assumption Agreement, Limited Waiver and Consent dated as of September 2, 2015 (“Amendment No. 3”), and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

In connection with the acquisition by the Domestic Borrower of 100% of the Equity Interests of Pericom Semiconductor Corporation, a California corporation (“Pericom”), through a merger of Pericom with and into a wholly owned Subsidiary of the Domestic Borrower (the “Pericom Acquisition”), the Borrowers created Dutch NewCo and they wish to transfer interests in the Foreign Borrower, in certain of Pericom’s Foreign Subsidiaries and in certain other Subsidiaries of the Domestic Borrower to Dutch NewCo in addition to certain other organizational changes.

The Borrowers have requested that the Administrative Agent and the Lenders consent to those organizational restructuring transactions described more fully herein and amend the Credit Agreement as set forth herein. Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders party hereto have agreed to grant such requests of the Borrowers.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Except as otherwise provided herein, all capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement.

2. Consent and Affirmative Covenant.

(a) Consent. Subject to the terms and conditions hereof, the Administrative Agent and the Lenders hereby consent to the following:

(i) the Disposition of 100% of the Equity Interests of the Foreign Borrower to Dutch NewCo; provided that (A) Dutch NewCo shall pledge 100% of the Equity Interests in Foreign Borrower and all other Equity Interests owned by it to support the Foreign Obligations which pledge document shall simultaneously release the existing Dutch pledge over the Equity Interests in the Foreign Borrower, (B) Dutch NewCo shall become a Foreign Guarantor and shall enter into an omnibus pledge over its assets under Dutch law, and (C) Dutch NewCo shall be subject to a holding company covenant limiting its activities solely to holding Equity Interests of Loan Parties and their Subsidiaries (which Equity Interests shall be pledged), holding intercompany notes receivable incidental to the reorganization steps that are the subject of this Agreement and reflected on Exhibit B, and such activities as are necessary to maintain its corporate existence;

(ii) the transfers of Equity Interests in Dutch NewCo by the Domestic Borrower to Dutch NewCo, and then by Dutch NewCo to the Foreign Borrower and by the Foreign Borrower to Pericom; provided that each such transfer shall be made by a deed of transfer indicating that the related shares remain subject at all times to that Deed of Pledge of Shares, dated July 18, 2016 by and between the Domestic Borrower, Dutch NewCo and the Agent; and provided further that the resulting ownership of the Equity Interests in Dutch NewCo shall be vested only in the Domestic Borrower (which entity must own a majority of such Equity Interests in the Dutch NewCo), Pericom and (after completion of the transactions set forth in clause (v) below) Diodes Investment Company (“Diodes Investment”) in the percentages and as set forth on Exhibits A and B attached hereto and each of the Domestic Borrower, Pericom and Diodes Investment shall pledge all of its owned and future Equity Interests in Dutch NewCo with 65% of the voting stock of Dutch NewCo, and 100% of the non-voting stock of Dutch NewCo, pledged to secure the Obligations, and the remaining 35% of the voting stock of Dutch NewCo pledged to secure only Foreign Obligations;

(iii) the Investment by the Foreign Borrower in 100% of the Equity Interests of Pericom Asia Limited;

(iv) the Investment by the Foreign Borrower in 100% of the Equity Interests of PSE Technology Corporation;

(v) the transfer by Diodes Investment of 100% of its Equity Interests in Diodes Holdings UK Limited (“DHUK”) to Dutch NewCo, the issuance by Dutch NewCo to Diodes Investment of Equity Interests in Dutch NewCo, and the resulting Investment by Dutch NewCo in such Equity Interests of DHUK; provided that (A) Dutch NewCo shall pledge 100% of the Equity Interests in DHUK (and the existing pledge over the Equity Interests in DHUK will be released concurrently), and DHUK shall continue to pledge 100% of the Equity Interests in Diodes Zetex Limited, in each case, to support the Foreign Obligations, (B) each of DHUK and Diodes Zetex Limited shall continue to be Foreign Guarantors and (C) Diodes Investment shall pledge 100% of all of its owned and future Equity Interests in Dutch NewCo;

(vi) the Investment by the Foreign Borrower in the form of a one-time $9,000,000 interest-bearing loan made by it to Diodes Hong Kong Holding Co. Ltd (which loan may be converted into an equity Investment at the option of the Foreign Borrower); and

(vii) the Investment by the Domestic Borrower in the form of a one-time $3,000,000 interest bearing loan made by it to TF Semiconductor Solutions, Inc.;

For the avoidance of doubt, the Investments consented to pursuant to the terms of this Agreement and set forth above in Sections 2(a)(iii), (iv), (vi), and (vii) shall be deemed Investments made pursuant to Section 7.03(c)(iv) but shall not utilize any availability of the basket set forth in such section.

(b) Affirmative Covenant. The Loan Parties hereby covenant that (i) all of the reorganization steps contemplated by Exhibit B and Section 2(a) above shall be completed on or prior to September 2, 2016 (the “Completion Date”); (ii) the final organizational structure on the Completion Date shall be as set forth on Exhibit B attached hereto, and (iii) all documentation necessary to effect the changes, transfers and other matters described in item (i) of this subsection, and any pledges of assets, guaranties or other matters related thereto, shall be documented in a manner in form and substance satisfactory to the Administrative Agent in its sole discretion and shall be accompanied by such assurances, certificates, documents, consents and/or opinions as the Administrative Agent or the Lenders reasonably may require and all such needed documentation shall be in place and effective as soon as possible but in any event no later than the Completion Date; provided, that (A) all pledge documentation required by the Administrative Agent with respect to the pledges of the Equity Interests of the Foreign Borrower by Dutch NewCo shall be completed and be effective concurrently with the contribution of such Foreign Borrower’s Equity Interests to Dutch NewCo, (B) all pledge documentation required by the Administrative Agent with respect to the pledges of the Equity Interests of Dutch NewCo by each of Pericom and Diodes Investment, shall be complete and effective concurrently with each such equity transfer or issuance, and (C) all pledge documentation required by the Administrative Agent with respect to the pledge of the Equity Interests of DHUK by Dutch NewCo shall be effective and complete as soon as possible but no later than 5 Business Days of the transfer of the Equity Interests in DHUK to Dutch NewCo. For the avoidance of doubt, should any Loan Party fail to perform or observe any term, covenant or agreement, or fail to cause any Subsidiary of such Loan Party to perform or observe any term, covenant or agreement, contained in this Section 2, such failure shall constitute an Event of Default under Section 8.01(b) of the Credit Agreement.

3. Credit Agreement Amendments.

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following defined terms:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Diodes Holding” means Diodes Holding B.V., a besloten vennootschap met beperkte aansprakelijkheid, organized under the laws of the Netherlands, having its statutory seat in Amsterdam, the Netherlands, and registered with the trade register of the Chamber of Commerce in the Netherlands under the number 65823060.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) The definition of “Arrangers” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Arranger” means Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), in its capacity as sole lead arranger and sole bookrunner.”

(c) Part (b) of the definition of “Change of Control” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b) (i) (A) prior to the effectiveness of the transfer set forth in Section 2(a)(i) of Amendment No. 4 to Credit Agreement, Consent and Joinder Agreement dated July 18, 2016 by and among the Loan Parties, Diodes Holding, the Lenders party thereto and the Administrative Agent (the “Fourth Amendment”), the Domestic Borrower shall fail to own directly one hundred percent (100%) of the Equity Interests of the Foreign Borrower and (B) following the effectiveness of the transfer set forth in Section 2(a)(i) of the Fourth Amendment, Diodes Holding shall fail to own 100% of the Equity Interests of the Foreign Borrower, (ii) the Domestic Borrower shall fail to directly own and control, of record and beneficially, at least fifty-one percent (51%) of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Diodes Holding on a fully diluted basis, (iii) following the effectiveness of the transfers set forth in Section 2(a)(ii) of the Fourth Amendment, (A) (subject to the proviso noted in item (iv) below) Diodes Investment shall fail to directly own and control, of record and beneficially, at least twenty-two percent (22%) of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Diodes Holding on a fully diluted basis, and (B) Pericom shall fail to directly own and control, of record and beneficially, at least twenty-five percent (25%) of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Diodes Holding on a fully diluted basis, or (iv) the Domestic Borrower, Pericom and Diodes Investment shall fail to own directly, in the aggregate, one hundred percent (100%) of all of the Equity Interests in Diodes Holding; provided, that the merger of Diodes Investment with and into the Domestic Borrower shall not result in a Change of Control.

(d) The definition of “Defaulting Lenders” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Defaulting Lender” means, subject to Section 2.16(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the L/C Issuer or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower, the L/C Issuer, the Swing Line Lender and each other Lender promptly following such determination.

(e) The definition of “Foreign Guarantors” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Foreign Guarantors” means (a) Diodes Zetex Limited, a company incorporated and registered under the laws of England and Wales, (b) Diodes Holdings UK Limited, a company incorporated and registered under the laws of England and Wales, (c) Diodes Holding and (d) each other Foreign Subsidiary that becomes a guarantor.

(f) Section 1.03(b) of the Credit Agreement is hereby amended by adding the following sentence to the end of the existing section:

Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above.

(g) Section 2.16(a)(iv) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(iv) Reallocation of Applicable Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Revolving Credit Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that (x) the conditions set forth in Section 4.02 are satisfied at the time of such reallocation (and, unless the Domestic Borrower shall have otherwise notified the Administrative Agent at such time, the Domestic Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. Subject to Section 11.23, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(h) The Credit Agreement is hereby amended to add the following new subsection 7.18 thereto:

7.18 Holding Company Status. Permit Diodes Holding to (a) conduct any business, other than the ownership of Equity Interests and the intercompany notes held by it on the Completion Date (as such term is defined in the Fourth Amendment), general administrative and corporate duties for its Subsidiaries incidental to its ownership thereof, maintaining its corporate existence and the execution and delivery of, and performance of its obligations under, the Loan Documents to which it is a party, (b) incur or suffer to exist any liabilities or Indebtedness (other than (i) the Obligations hereunder and under the other Loan Documents to which it is a party and the intercompany loans in existence on the Completion Date, (ii) any liabilities for Taxes attributable to income of the Foreign Borrower as a result of a fiscal unity (fiscal eenheid) for Dutch tax purposes and (iii) any (residual) liability arising under a declaration of joint and several liability (hoofdelijke aansprakelijkheid) as referred to in Section 2:403 of the Dutch Civil Code), (c) other than as set forth in clause (a), own any material assets or (d) grant any Liens on its assets, other than Liens in favor of the Administrative Agent and Liens arising under articles 24 and 26 of the general banking conditions (Algemene Bankvoorwaarden) of any member of the Netherlands Bankers’ Association.

(i) The Credit Agreement is hereby amended to add the following two (2) new subsections to Section 10.08:

(d) Each Loan Party waives all rights and defenses arising out of an election of remedies by the Secured Parties, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Obligations, has destroyed such Loan Party’s rights of subrogation and reimbursement against the Borrower or any other Loan Party by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

(e) Each Loan Party waives any and all rights of subrogation, reimbursement, indemnification and contribution and any other rights and defenses that are or may become available to such Loan Party by virtue of Sections 2787 to 2855, inclusive, of the California Civil Code.

(j) The Credit Agreement is hereby amended to add a new Section 11.23 to read as follows:

Section 11.23 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

4. Conditions to Effectiveness. this Agreement shall be effective upon satisfaction of each of the following conditions:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or electronic images in a portable document format (e.g. “.pdf” or “.tif”) (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the date hereof (or, in the case of certificates of governmental officials, a recent date before the first date all the conditions precedent in this Section 4 are satisfied or waived in accordance with Section 11.01 of the Credit Agreement (the “Fourth Amendment Effective Date”)) and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Required Lenders:

(i) executed counterparts of this Agreement;

(ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each applicable Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

(iii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing (where customary in such jurisdiction) and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

(iv) the Loan Parties and their Subsidiaries (as applicable) shall provide the Administrative Agent with executed counterparts to any pledge agreements, charges, amendments, modifications and confirmations, schedules, authorizing resolutions, legal opinions and such other agreements, documents, certificates, filings, notarizations, recordations and searches as may be required under local law to ensure the creation and perfection of security interests (or the continuation and continuing perfection thereof) in 100% of the Equity Interests of Dutch NewCo owned by the Domestic Borrower and in the assets of Dutch NewCo;

(v) a favorable opinion of Sheppard, Mullin, Richter & Hampton, LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to matters concerning the Loan Parties and the Loan Documents as the Lenders may reasonably request;

(vi) a favorable opinion of NautaDutilh New York P.C., local counsel to the Loan Parties in the Netherlands, addressed to the Administrative Agent and each Lender, as to matters concerning the Loan Parties and the Loan Documents as the Lenders may reasonably request;

(vii) the documentation and other information as to each Loan Party as requested by the Administrative Agent and each Lender in order to comply with requirements of the PATRIOT Act; and

(viii) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Lenders reasonably may require.

(b) The Borrowers shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent).

Without limiting the generality of the provisions of the last paragraph of Section 9.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, the L/C Issuer and each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Fourth Amendment Effective Date specifying its objection thereto.

5. Effect of this Agreement. Except as expressly provided herein, the Credit Agreement, the Collateral Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to a modification of or amendment of, any other term or condition of the Credit Agreement, the Collateral

Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Collateral Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the Collateral Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in this Agreement to the Credit Agreement (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. References in this Agreement to the Collateral Agreement (and indirect references such as “thereunder”, “thereby”, “therein”, and “thereof”) and in any Loan Document to the Collateral Agreement shall be deemed to be references to the Collateral Agreement as modified hereby.

6. Representations and Warranties/No Default. By their execution hereof, each Loan Party (including, for purposes of this section, Dutch NewCo) hereby represents and warrants as follows:

(a) Such Loan Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution and delivery of, and the performance in accordance with their respective terms of the transactions consented to in, this Agreement and each other document executed in connection herewith to which it is a party.

(b) This Agreement and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(c) Each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(d) No Default or Event of Default has occurred or is continuing nor would any Default or Event of Default result after giving effect to this Agreement and the transactions contemplated hereby.

(e) No Loan Party is an EEA Financial Institution.

7. Reaffirmations. (a) Each Loan Party agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party, (b) each Loan Party confirms, ratifies and reaffirms its obligations under the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party, and (c) each Loan Party agrees that, except as otherwise expressly agreed in this Agreement, the Credit Agreement (including the Guaranty), the Collateral Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

8. Joinder to Guaranty.

(a) Dutch NewCo hereby acknowledges, agrees and confirms that, by its execution of this Agreement, it is a Foreign Guarantor under the Guaranty as if it were a signatory thereof on the Closing Date of the Credit Agreement, and (i) shall comply with, and be subject to, and have the benefit of, all of the terms, conditions, covenants, agreements and obligations set forth in the Credit Agreement (including the Guaranty) and (ii) hereby makes each representation and warranty set forth in the Credit Agreement (including the Guaranty).

(b) Each Borrower, each other Loan Party and Dutch NewCo hereby agrees that each reference to a “Foreign Guarantor”, “Foreign Guarantors”, “Guarantor” or the “Guarantors” in the Credit Agreement (including the Guaranty) and the other Loan Documents shall include Dutch NewCo, and each reference to the “Guaranty” as used therein shall mean the Guaranty as supplemented hereby.

(c) Attached as Annex A is an updated Schedule 5.13 to the Credit Agreement.

9. Confirmation as to Dutch Collateral Documents. Reference is made to (i) that certain share pledge dated July18, 2016, among the Domestic Borrower, as pledgor, Bank of America, N.A. as pledgee and Dutch NewCo, as company (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “NewCo Dutch Share Pledge”), (ii) that certain omnibus pledge agreement dated 8 January 2013, between the Foreign Borrower as pledgor and Bank of America, N.A. as pledgee (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Foreign Borrower Omnibus Pledge Agreement”) and (iii) that certain omnibus pledge agreement dated July 18, 2016, between Dutch NewCo as pledgor and Bank of America, N.A. as pledgee (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Dutch NewCo Omnibus Pledge Agreement”, together with the Foreign Borrower Omnibus Pledge Agreement, and the NewCo Dutch Share Pledge, the “Dutch Collateral Documents”). Each party to the Dutch Collateral Documents hereby confirms that:

(a) the Credit Agreement (as amended by this Agreement), and the other Loan Documents will remain in full force and effect and any reference in the Loan Documents to the Credit Agreement or to any provision of the Credit Agreement will be construed as a reference to the Credit Agreement, or that provision, as amended by this Agreement;

(b) notwithstanding the amendments made to the Credit Agreement pursuant to this Agreement, the Dutch Collateral Documents and the security interests created thereunder will remain in full force and effect and will continue to secure all liabilities which are expressed to be secured by them and the rights of the Loan Parties under such security interest will not be affected by this Agreement;

(c) any amount owed by any Borrower under this Agreement and the Credit Agreement (as amended by this Agreement) is part of (i) the definition of Secured Obligations (as included/defined in the Dutch Collateral Documents) and (ii) each Loan Party’s Parallel Debts (as included/defined in the Credit Agreement); and

(d) the Dutch Collateral Documents shall also secure the relevant Secured Obligations included in the relevant Dutch Collateral Document as these may have been or may be varied, amended and restated, supplemented, increased or otherwise altered, under this Agreement.

10. Miscellaneous

(a) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Agreement and the parties hereto, the terms of Section 11.14 and Section 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

(b) Loan Document. This Agreement shall constitute a “Loan Document” under and as defined in the Credit Agreement.

(c) Counterparts; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

(d) Severability. If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

(e) Entirety. This Agreement, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.

(f) Assignment. The parties hereby agree that Merrill Lynch, Pierce, Fenner & Smith Incorporated may, without notice to the Loan Parties, assign its rights and obligations under the Credit Agreement to any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement.

(g) Netherlands Law. If the Foreign Borrower and/or Dutch NewCo is represented by an attorney in connection with the signing and/or execution of this Agreement or any other agreement, deed or document referred to in or made pursuant to this Agreement, it is hereby expressly acknowledged and accepted by the other parties to this Agreement that the existence or extent of the attorney’s authority and the effects of the attorney’s exercise or purported exercise of his or her authority shall be governed by the laws of the Netherlands.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DOMESTIC BORROWER:

DIODES INCORPORATED

By:
Name:
Title:

FOREIGN BORROWER:

DIODES INTERNATIONAL B.V.

By:
Name:	Richard Dallas White
Title:	Managing Director A

By:
Name:	Bauke Beerns Faber
Title:	Managing Director B

SUBSIDIARY GUARANTORS:

DIODES INVESTMENT COMPANY

By:
Name:
Title:

Signature Page to Amendment, Limited Waiver, Consent and Joinder Agreement

Diodes Incorporated

DIODES FABTECH INC.

By:
Name:
Title:

DIODES HOLDINGS UK LIMITED

By:
Name:
Title:

DIODES ZETEX LIMITED

By:
Name:
Title:

PERICOM SEMICONDUCTOR CORPORATION

By:
Name:
Title:

Signature Page to Amendment, Limited Waiver, Consent and Joinder Agreement

Diodes Incorporated

DIODES HOLDING B.V.

By:
Name:	Richard Dallas White
Title:	Managing Director A

By:
Name:	Bauke Beerns Faber
Title:	Managing Director B

Signature Page to Amendment, Limited Waiver, Consent and Joinder Agreement

Diodes Incorporated

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

Signature Page to Amendment, Limited Waiver, Consent and Joinder Agreement

Diodes Incorporated

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

Signature Page to Amendment, Limited Waiver, Consent and Joinder Agreement

Diodes Incorporated

COMPASS BANK,
as a Lender

By:
Name:
Title:

Signature Page to Amendment, Limited Waiver, Consent and Joinder Agreement

Diodes Incorporated

CITIBANK, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Amendment, Limited Waiver, Consent and Joinder Agreement

Diodes Incorporated

HSBC BANK USA, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Amendment, Limited Waiver, Consent and Joinder Agreement

Diodes Incorporated

REGIONS BANK,
as a Lender

By:
Name:
Title:

Signature Page to Amendment, Limited Waiver, Consent and Joinder Agreement

Diodes Incorporated

SILICON VALLEY BANK,
as a Lender

By:
Name:
Title:

Signature Page to Amendment, Limited Waiver, Consent and Joinder Agreement

Diodes Incorporated

CAPITAL ONE, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Amendment, Limited Waiver, Consent and Joinder Agreement

Diodes Incorporated

COMERICA BANK,
as a Lender

By:
Name:
Title:

Signature Page to Amendment, Limited Waiver, Consent and Joinder Agreement

Diodes Incorporated

MUFG UNION BANK, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Amendment, Limited Waiver, Consent and Joinder Agreement

Diodes Incorporated

WELLS FARGO BANK, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Amendment, Limited Waiver, Consent and Joinder Agreement

Diodes Incorporated

EXHIBIT A

Schedule 5.13 to the Credit Agreement

[See attached]

EXHIBIT B

Organizational Chart

[to be attached]